EQ ADVISORS TRUSTSM

SUPPLEMENT DATED FEBRUARY 17, 2015 TO THE PROSPECTUS DATED APRIL 11, 2014, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated April 11, 2014, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about an additional portfolio manager for the Multimanager Mid Cap Value Portfolio.

Information Regarding

Multimanager Mid Cap Value Portfolio

Effective immediately, the section of the Prospectus entitled “Multimanager Mid Cap Value Portfolio – Class IA, IB and K Shares – Who Manages the Portfolio – Adviser: Knightsbridge Asset Management, LLC” is amended to include the following information:

Name	Title	Date Began Managing a Portion of the Portfolio
Miles E. Yourman	Principal and Portfolio Manager	January 2015

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Effective immediately, the section of the Prospectus entitled “Management of the Trust – The Advisers – Knightsbridge Asset Management, LLC” is amended to include the following information:

Miles E. Yourman is Principal and Portfolio Manager of Knightsbridge and has been a member of the investment team since joining Knightsbridge in 2010. He serves as a Portfolio Manager with responsibility for an Active Allocated Portion of the Multimanager Mid Cap Value Portfolio.

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